Exhibit 10.27

PROMISSORY NOTE

June 30, 2003

(Date)

FOR VALUE RECEIVED, Achillion Pharmaceuticals, Inc., a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Webster Bank or any subsequent holder hereof (each, a “Payee”) at its office located at 80 Elm Street, New Haven, CT 06510 or at such other place as Payee or the holder hereof may designate, the principal sum of one hundred ten thousand, two hundred seventy-two dollars and four cents ($110,272.04), pursuant to that certain Master Security Agreement (“MSA”) by and between Webster Bank and Achillion Pharmaceuticals, Inc., dated as of May 15, 2003 as amended, and in effect from time to time, together with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 6.72% per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$3,372.12

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on July 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the first day of each succeeding month (each, a “Payment Date”); notwithstanding the foregoing, in the event this Note is dated other than the first day of a month, the interest accruing from the date hereof through and including the date of the first Periodic Installment shall be paid in addition to, and together with, the first Periodic Installment. The Periodic Installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. All terms and conditions of the MSA are incorporated herein, except that in the event there are any conflicting terms and conditions, the terms and conditions of this Note shall prevail.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay its indebtedness hereunder, subject to a yield maintenance fee computed as follows. The current rate at the time of the prepayment for US Treasury Bills with a maturity date closest to the maturity date of this Note shall be subtracted from the interest rate in effect at the time of the prepayment. If the result is zero or negative, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being repaid, divided by 360 and multiplied by the number of days remaining to the maturity date of this Note. Said amount shall be reduced to present value by using the above-referenced US Treasury Bill rate and the number of days remaining to the maturity date of the term of this Note as of the date of repayment. The resulting amount is the yield maintenance fee.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Achillion Pharmaceuticals, Inc.

/s/ Melissa Donnarummo	By:	/s/ Mary Kay Fenton
(Witness)
Melissa Donnarummo	Name:	Mary Kay Fenton
(Print Name)
300 George St., New Haven, CT 06511	Title:	Senior Director, Finance
(Address)

Federal Tax ID#: 52-2113479

Address: 300 George Street, New Haven, New Haven County, CT 06511

PROMISSORY NOTE #2

September 26, 2003

(Date)

FOR VALUE RECEIVED, Achillion Pharmaceuticals, Inc., a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Webster Bank or any subsequent holder hereof (each, a “Payee”) at its office located at 80 Elm Street, New Haven, CT 06510 or at such other place as Payee or the holder hereof may designate, the principal sum of two hundred thirty-nine thousand, two hundred forty-five dollars ($239,245.00), pursuant to that certain Master Security Agreement (“MSA”) by and between Webster Bank and Achillion Pharmaceuticals, Inc., dated as of May 15, 2003 as amended, and in effect from time to time, together with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 7.16% per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$7,360.78

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on October 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the first day of each succeeding month (each, a “Payment Date”); notwithstanding the foregoing, in the event this Note is dated other than the first day of a month, the interest accruing from the date hereof through and including the date of the first Periodic Installment shall be paid in addition to, and together with, the first Periodic Installment. The Periodic Installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. All terms and conditions of the MSA are incorporated herein, except that in the event there are any conflicting terms and conditions, the terms and conditions of this Note shall prevail.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay its indebtedness hereunder, subject to a yield maintenance fee computed as follows. The current rate at the time of the prepayment for US Treasury Bills with a maturity date closest to the maturity date of this Note shall be subtracted from the interest rate in effect at the time of the prepayment. If the result is zero or negative, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being repaid, divided by 360 and multiplied by the number of days remaining to the maturity date of this Note. Said amount shall be reduced to present value by using the above-referenced US Treasury Bill rate and the number of days remaining to the maturity date of the term of this Note as of the date of repayment. The resulting amount is the yield maintenance fee.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Achillion Pharmaceuticals, Inc.

By:
(Witness)
Name:
(Print Name)
Title:
(Address)

Federal Tax ID#: 52-2113479

Address: 300 George Street, New Haven, New Haven County, CT 06511

PROMISSORY NOTE #3

October 29, 2004

(Date)

FOR VALUE RECEIVED, Achillion Pharmaceuticals, Inc., a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Webster Bank or any subsequent holder hereof (each, a “Payee”) at its office located at 80 Elm Street, New Haven, CT 06510 or at such other place as Payee or the holder hereof may designate, the principal sum of ninety-two thousand, one hundred thirty-nine dollars and ninety cents ($92,139.90), pursuant to that certain Master Security Agreement (“MSA”) by and between Webster Bank and Achillion Pharmaceuticals, Inc., dated as of May 15, 2003 as amended, and in effect from time to time, together with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 7.79% per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$2,859.85

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on November 1, 2004 and the following Periodic Installments and the final installment shall be due and payable on the first day of each succeeding month (each, a “Payment Date”); notwithstanding the foregoing, in the event this Note is dated other than the first day of a month, the interest accruing from the date hereof through and including the date of the first Periodic Installment shall be paid in addition to, and together with, the first Periodic Installment. The Periodic Installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. All terms and conditions of the MSA are incorporated herein, except that in the event there are any conflicting terms and conditions, the terms and conditions of this Note shall prevail.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay its indebtedness hereunder, subject to a yield maintenance fee computed as follows. The current rate at the time of the prepayment for US Treasury Bills with a maturity date closest to the maturity date of this Note shall be subtracted from the interest rate in effect at the time of the prepayment. If the result is zero or negative, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being repaid, divided by 360 and multiplied by the number of days remaining to the maturity date of this Note. Said amount shall be reduced to present value by using the above-referenced US Treasury Bill rate and the number of days remaining to the maturity date of the term of this Note as of the date of repayment. The resulting amount is the yield maintenance fee.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Achillion Pharmaceuticals, Inc.

/s/ Marita Kheim	By:	/s/ Mary Kay Fenton
(Witness)
Marita Kheim	Name:	Mary Kay Fenton
(Print Name)
300 George St., New Haven, CT 06511	Title:	Senior Director, Finance
(Address)

Federal Tax ID#: 52-2113479

Address: 300 George Street, New Haven, New Haven County, CT 06511

PROMISSORY NOTE #4

May 13, 2005

(Date)

FOR VALUE RECEIVED, Achillion Pharmaceuticals, Inc., a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Webster Bank or any subsequent holder hereof (each, a “Payee”) at its office located at 80 Elm Street, New Haven, CT 06510 or at such other place as Payee or the holder hereof may designate the principal sum of one hundred forty nine thousand nine hundred seventy two dollars and seventy seven cents ($149,972.77), pursuant to that certain Master Security Agreement (“MSA”) by and between Webster Bank and Achillion Pharmaceuticals, Inc. dated as of May 15, 2003 as amended, and in effect from time to time, together with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 8.72% per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$4,715.31

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on June 1, 2005 and the following Periodic Installments and the final installment shall be due and payable on the first day of each succeeding month (each, a “Payment Date”); notwithstanding the foregoing, in the event this Note is dated other than the first day of a month, the interest accruing from the date hereof through and including the date of the first Periodic Installment shall be paid in addition to, and together with, the first Periodic Installment. The Periodic Installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. All terms and conditions of the MSA are incorporated herein, except that in the event there are any conflicting terms and conditions, the terms and conditions of this Note shall prevail.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay its indebtedness hereunder, subject to a yield maintenance fee computed as follows. The current rate at the time of the prepayment for US Treasury Bills with a maturity date closest to the maturity date of this Note shall be subtracted from the interest rate in effect at the time of the prepayment. If the result is zero or negative, there shall he no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being repaid, divided by 360 and multiplied by the number of days remaining to the maturity date of this Note. Said amount shall be reduced to present value by using the above-referenced US Treasury Bill rate and the number of days remaining to the maturity date of the term of this Note as of the date of repayment. The resulting amount is the yield maintenance fee.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the can may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Achillion Pharmaceuticals, Inc.

/s/ Melissa Donnarummo	By:	/s/ Mary Kay Fenton
(Witness)
Melissa Donnarummo	Name:	Mary Kay Fenton
(Print Name)
300 George St., New Haven, CT 06511	Title:	VP, Finance
(Address)

Federal Tax ID#: 52-2113479

Address: 300 George Street, New Haven, New Haven County, CT 06511

MASTER SECURITY AGREEMENT

dated as of May 15, 2003 (“Agreement”)

THIS AGREEMENT is between Webster Bank (together with its successors and assigns, if any, “Secured Party”) and Achillion Pharmaceuticals, Inc. (“Debtor”). Secured Party has an office at 80 Elm Street, New Haven, CT 06510. Debtor is a corporation organized and existing under the laws of the state of Delaware. Debtor’s mailing address and chief place of business is 300 George Street, New Haven, CT 06511.

1. CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (“PMSI Collateral”): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the “PMSI Indebtedness”), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

(h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

(j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

(k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”).

3. COLLATERAL.

(a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option. Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4. INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5. REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party Debtor’s complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within ninety (90) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6. FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

(c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7. DEFAULT AND REMEDIES.

(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

(viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days; or

(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

(b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable attorneys’ fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8. MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Patty for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS

AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:		DEBTOR:

Webster Bank		Achillion Pharmaceuticals, Inc.

By:	/s/John E. Rossi	By:	/s/Mary Kay Fenton
Name:	/s/John E. Rossi	Name:	Mary Kay Fenton
Title:	Senior Vice President	Title:	Sr. Director, Finance

AMENDMENT

THIS AMENDMENT is made as of the 15th day of May, 2003, between Webster Bank (“Secured Party”) and Achillion Pharmaceuticals, Inc. (“Debtor”) in connection with that certain Master Security Agreement of even date herewith (“Agreement”). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

I. SECTION 1

A.	This Section is hereby amended and replaced with the following:

“1. EQUIPMENT LOAN ADVANCES; NOTES, CONDITIONS PRECEDENT; CONTINGENCY; CREATION OF SECURITY INTEREST.

(a) Equipment Loan Advances. Subject to the terms and condition set forth in this Agreement, Secured Party agrees to make advances for the purchase of Eligible Equipment (defined below) (each an “Equipment Loan Advance” and collectively “Equipment Loan Advances”) to Debtor from time to time on any business day during the period from the date of this Agreement up to, but not including, the first anniversary date of this Agreement (the “Drawdown Period”); provided, however, that at no time shall the aggregate amount of all Equipment Loan Advances exceed One Million Dollars ($1,000,000) (the “Committed Amount”). “Eligible Equipment” for the purposes of this Agreement may include new lab and test equipment provided, however, that computer, office automation equipment and furnishings may not exceed fifteen percent (15%) of the Committed Amount and software may not exceed five percent (5%) of the Committed Amount. Notwithstanding anything to the contrary contained in this Agreement, (i) the initial Equipment Loan Advance will include purchases made within ninety (90) days of the closing date of the initial Equipment Loan Advance; (ii) future Equipment Loan Advances, if any, will be made within sixty (60) days of Debtor’s purchase date provided, that such purchase amount is equal to or greater than Two Hundred Thousand Dollars ($200,000); (iii) Debtor is limited to a total of five (5) Equipment Loan Advances during the Drawdown Period; and (iv) any amounts repaid with respect to any Equipment Loan Advance may not be reborrowed.

(b) Equipment Loan Notes. Equipment Loan Advances shall be evidenced by, and repaid with interest in accordance with, promissory notes of Debtor in the form of Exhibit A hereto, duly completed, executed and delivered to Secured Party, the aggregate of which shall not exceed the Committed Amount, payable to Secured Party in accordance with its terms (each such promissory note a “Note” and collectively, the “Notes”). Debtor hereby authorizes Secured Party to record on each Note or in its internal computerized records the amount of each Equipment Loan Advance and of each payment of principal received by Secured

Party on account of the advances evidenced by the Notes (individually, an “Equipment Loan” and collectively, the “Equipment Loans”), which recordation shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of the Equipment Loans and shall be considered correct and binding on Debtor; provided, however, that the failure to make such recordation with respect to any Equipment Loan Advance or payment shall not limit or otherwise affect the obligations of Debtor under this Agreement or the Equipment Loan Notes.

(c) Conditions Precedent.

(i) As a condition precedent to the execution and delivery of this Agreement by Secured Party, as of the date hereof, Debtor’s cash and cash equivalents, including the Equipment Loan proceeds, shall be greater than or equal to Debtor’s projected cash burn during the Drawdown Period.

(ii) As a condition precedent to each closing of an Equipment Loan Advance, Debtor shall have (A) delivered duly executed and completed copies of this Agreement (in the case of the initial Equipment Loan Advance), each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (defined below) (all of the foregoing are referred to herein as the “Debt Documents”); (B) certified that the all representations and warranties contained in the debt documents are true, complete and correct as of the closing date of each Equipment Loan Advance; and (C) certified that each covenant required to be performed or competed as of each Equipment Loan Advance closing date has been duly performed or completed.

(d) Creation of Security Interest. Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever (other than with respect to any preferred stock of Debtor) of Debtor to Secured Party now existing or arising in the future, including but not limited to the payment and performance of the Notes identified on any Collateral Schedule, and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (“PMSI Collateral”): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the “PMSI Indebtedness”), and (ii) no other Collateral shall secure the PMSI Indebtedness.

(e) Stipulated Loss Value. If a unit of equipment is lost, stolen, destroyed or seized by a government authority, Debtor will pay to Secured Party the applicable Stipulated Loss Value (a percentage) times Secured Party’s advance on the unit. A table of Stipulated Loss Value, substantially in the form of Exhibit B, will be included in each advance schedule.” .

II. SECTION 2

A. The first sentence of this Section is hereby amended and replaced with the following:

“Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule, unless specifically otherwise disclosed in writing, that:” .

B. Subsection (b) is hereby amended and replaced with the following:

“Debtor has adequate power and capacity to enter into, and to perform its obligations under the Debt Documents;” .

C. Subsection (c) is hereby amended and replaced with the following:

“This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws and equitable remedies;” .

D. Subsection (j) is hereby amended by deleting after the semi-colon the word “and”

E. Subsection (k) is hereby amended by deleting at the end of this subsection the period “.” and replacing it with “; and” .

F. This Section is hereby amended by adding subsection (l) as follows:

“(l) Debtor shall maintain all of its operating accounts (other than Debtor’s payroll account with ADP or other similar payroll services provider) with Secured Party.” .

III. SECTION 3

A. Subsection (a) is hereby amended and replaced with the following:

“Until the occurrence and during the continuance of any default under Section 7, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.” .

B. Subsection 3(c)(ii) is hereby amended and replaced with the following:

“(ii) move any of the Collateral to a new location without the express, prior written consent of Secured Party, or” .

C. Subsection (d) is hereby amended and replaced with the following:

“Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.” .

IV. SECTION 5

A. Subsection (b) is hereby amended and replaced with the following:

“(b) Debtor will deliver to Secured Party Debtor’s complete audited financial statements, certified by a recognized firm of certified public accountants, within one hundred twenty (120) days of the close of each fiscal year of Debtor. In addition, Debtor will deliver to Secured Party (i) Debtor’s monthly management prepared financial statements within thirty (30) days after the end of each month and (ii) Debtor’s annual projected financial statements, including statement of cash flows prepared on a monthly or quarterly basis as presented or provided to Borrower’s Board of Directors.”.

V. SECTION 7.

A. This Section is hereby amended by deleting the title of this Section and replacing it with “1. DEFAULT AND REMEDIES; RIGHT TO SET OFF.”.

B. Section (a) is hereby amended and replaced with the following:

“Debtor shall be in default under this Agreement and each of the other Debt Documents if (and so long as is continuing):” .

C. Section (a)(i) is hereby amended and replaced with the following:

“Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents unless such failure to pay on the required due date is as a result of the error or malfunction of any electronic payment system or other system established for the electronic transfer of funds. If the error or malfunction of any electronic payment system or other system persists for more than three (3) days, Debtor agrees to immediately send payment to Secured Party via wire transfer or overnight mail” .

D. Subsection (a)(v) is hereby amended and replaced with the following:

“Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;” .

E. Subsection (a)(vii) is hereby amended and replaced with the following:

“Debtor shall (A) fail to pay any indebtedness for borrowed money, including interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), (B) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed (including any applicable grace periods) if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, or (C) be in default under any other indebtedness of Debtor to Secured Party.” .

F. Subsection (a)(xi) is hereby amended and replaced with the following:

“Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within sixty (60) days; or” .

G. Subsection (c) is hereby amended and replaced with the following:

“After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action.” .

H. This Section is hereby amended by adding a new subsection (h) as follows:

“(h) Set Off. Debtor hereby grants to Secured Party a lien on, a security interest in, and during the existence of an event of default, an option to set off against, any and all property, including deposits of Debtor, now or hereafter in the possession or control of Secured Party (inclusive of such property as may be in transit by mail or carrier to or from Secured Party), or that of any third party acting on behalf of Debtor against any and all Indebtedness due under the Master Security Agreement, although otherwise unmatured, without prior demand or notice regardless of the adequacy of any collateral securing all or part of the Indebtedness, and without resort to legal process or judicial proceeding or other authorization.” .

VI. SECTION 8

A. Subsection (b) is hereby amended and replaced with the following:

“All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New Haven, Connecticut are required or authorized to be closed.” .

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

Webster Bank		Achillion Pharmaceuticals, Inc.

By:	/s/John E. Rossi	By:	/s/ Mary Kay Fenton
Name:	John E. Rossi	Name:	Mary Kay Fenton
Title:	Senior Vice President	Title:	Sr. Director, Finance

SECOND AMENDMENT TO MASTER SECURITY AGREEMENT

This Second Amendment to Master Security Agreement (this “Second Amendment”) is made as of the 29th day of October, 2004 between Webster Bank (“Secured Party”) and Achillion Pharmaceuticals, Inc. (“Debtor”).

WHEREAS, Secured Party and Debtor entered into a Master Security Agreement dated as of May 15, 2003 (the “Original Agreement”) and an Amendment dated May 15, 2003 (the “Amendment” and together with the Original Agreement and this Second Amendment, the “Agreement”); and

WHEREAS, Secured Party and Debtor desire to amend the Agreement in certain respects and to ratify and confirm the portions of the Agreement that are not being amended by this Second Amendment; and

WHEREAS, Secured Party desires to signify its consent to the extension of the Drawdown Period from the date of this Second Amendment through and including December 31, 2004, for a Committed Amount of $250,000.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth below and intending to be legally bound, the parties hereby agree as follows:

(1) Amendment to Master Security Agreement. The following amendments to the Agreement shall be made:

(a) Section l(a) “Equipment Loan Advances” is hereby deleted in its entirety and replaced with the following:

“(a) Equipment Loan Advances. Subject to the terms and conditions set forth in this Agreement, Secured Party agrees to make advances for the purchase of Eligible Equipment (defined below) (each an “Equipment Loan Advance” and collectively “Equipment Loan Advances”) to Debtor from time to time on any business day during the period from October 29, 2004 up to and including, December 31, 2004 (the “Drawdown Period”); provided, however, that at no time shall the aggregate amount of all Equipment Loan Advances exceed Two Hundred Fifty Thousand Dollars ($250,000) (the “Committed Amount”). “Eligible Equipment” for the purposes of this Agreement may include new lab and test equipment provided, however, that computer, office automation equipment and furnishings may not exceed fifteen percent (15%) of the Committed Amount. Notwithstanding anything to the contrary contained in this Agreement, (i) the initial Equipment Loan Advance may include purchases made no later than April 1, 2004 provided, that, such initial advance shall not exceed $100,000, (ii) future Equipment Loan Advances, if any, will be made within sixty (60) clays of Debtor’s purchase and (iii) any amounts repaid with respect to any Equipment Loan Advance may not be reborrowed.

(2) Ratification of Original Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

(3) Miscellaneous

(a) Successors and Assigns. This Second Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

(b) Severability. If any provision of this Second Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(c) Modifications in Writing. Amendments or modifications of any provision of this Second Amendment (including this paragraph) or any documents delivered in connection herewith shall in no event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought.

(d) Execution and Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document.

(e) Captions. The captions and headings in this Second Amendment are for convenience only and do not define, limit or describe the intent of any provisions hereof.

(f) Definitions. Capitalized terms used herein, but not otherwise defined herein shall have the meanings given to them in the Agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Master Security Agreement by signature of their respective authorized representative set forth below.

Webster Bank		Achillion Pharmaceuticals, Inc.

By:	/s/ John R. Strahley	By:	/s/ Mary Kay Fenton
Name:	John R. Strahley	Name:	Mary Kay Fenton
Title:	Vice President	Title:	Vice President, Finance

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Execution Copy

THIRD AMENDMENT TO MASTER SECURITY AGREEMENT

This Third Amendment to Master Security Agreement (this “Third Amendment”) is made as of the 24th day of March, 2005 between Webster Bank, National Association (“Secured Party”) and Achillion Pharmaceuticals, Inc. (“Debtor”).

WHEREAS, Secured Party and Debtor entered into that certain Master Security Agreement dated as of May 15, 2003 (the “Original Agreement”), an Amendment dated May 15, 2003 (the “First Amendment”) and most recently, a Second Amendment dated October 29, 2004 (the “Second Amendment” and together with the Original Agreement, the First Amendment and this Second Amendment, the “Agreement”); and

WHEREAS, Secured Party and Debtor desire to amend the Agreement in certain respects and to ratify and confirm the portions of the Agreement that are not being amended by this Third Amendment; and

WHEREAS, Secured Party desires to signify its consent to the extension of the Drawdown Period from the date of this Third Amendment through and including December 31, 2005, for a Committed Amount of $500,000.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth below and intending to be legally bound, the parties hereby agree as follows:

(1) Amendment to Master Security Agreement. The following amendments to the Agreement shall be made:

(a) Section l(a) “Equipment Loan Advances” is hereby deleted in its entirety and replaced with the following:

“(a) Equipment Loan Advances. Subject to the terms and conditions set forth in this Agreement, Secured Party agrees to make advances for the purchase of Eligible Equipment (defined below) (each an “Equipment Loan Advance” and collectively “Equipment Loan Advances”) to Debtor from time to time on any business day during the period from March 24, 2005 up to and including, December 31, 2005 (the “Drawdown Period”); provided, however, that at no time shall the aggregate amount of all Equipment Loan Advances exceed Five Hundred Thousand Dollars ($500,000) (the “Committed Amount”), exclusive of amounts currently outstanding under previous advances. “Eligible Equipment” for the purposes of this Agreement may include new lab and test equipment provided, however, that computer, office automation equipment and furnishings may not exceed fifteen percent (15%) of the Committed Amount. Notwithstanding anything to the contrary contained in this Agreement, (i) the initial Equipment Loan Advance may include purchases of Eligible Equipment

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made within ninety (90) days prior to the date of such Equipment Loan Advance, (ii) future Equipment Loan Advances, if any, will be made within sixty (60) days of Debtor’s purchase of Eligible Equipment, (iii) each Equipment Loan Advance must be equal to or greater than $50,000 and (iv) the Equipment Loan Advances are limited to five (5) in total. Any amounts repaid with respect to any Equipment Loan Advance may not be reborrowed.

(b) Subsection l(c) “Conditions Precedent” is amended as follows:

(i)	Subsection l(c)(i) is hereby deleted and replaced with the following:

“(i) as a condition precedent to the execution and delivery of this Amendment by Secured Party, as of the date hereof, Debtor’s cash and cash equivalents, including the Equipment Loan proceeds AND TAKING INTO ACCOUNT THE ASSUMPTIONS SET FORTH IN THE FORECAST AS PREVIOUSLY DELIVERED BY DEBTOR TO SECURED PARTY, shall be a minimum of twelve (12) months projected cash burn.”

(2) Ratification of Original Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

(3) Miscellaneous

(a) Successors and Assigns. This Third Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

(b) Severability. If any provision of this Third Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(c) Modifications in Writing. Amendments or modifications of any provision of this Third Amendment (including this paragraph) or any documents delivered in connection herewith shall in no event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought.

(d) Execution and Counterparts. This Third Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document.

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(e) Captions. The captions and headings in this Third Amendment are for convenience only and do not define, limit or describe the intent of any provisions hereof.

(f) Definitions. Capitalized terms used herein, but not otherwise defined herein shall have the meanings given to them in the Agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Master Security Agreement by signature of their respective authorized representative set forth below.

Webster Bank, National Association		Achillion Pharmaceuticals, Inc.

By:	/s/ John E. Rossi	By:	/s/ Mary Kay Fenton
Name:	John E. Rossi	Name:	Mary Kay Fenton
Title:	Senior Vice President	Title:	Vice President, Finance

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FOURTH AMENDMENT TO MASTER SECURITY AGREEMENT

This Fourth Amendment to Master Security Agreement (this “Fourth Amendment”) is made as of the 7th day of August, 2006 between Webster Bank, National Association (“Secured Party”) and Achillion Pharmaceuticals, Inc. (“Debtor”).

WHEREAS, Secured Party and Debtor entered into that certain Master Security Agreement dated as of May 15, 2003 (the “Original Agreement”), an Amendment, dated May 15, 2003 (the “First Amendment”), a Second Amendment dated October 29, 2004 (the “Second Amendment”) and most recently, a Third Amendment dated March 24, 2005 (the “Third Amendment” and together with the Original Agreement, the First Amendment, and the Second Amendment, the “Agreement”); and

WHEREAS, Secured Party and Debtor desire to amend the Agreement in certain respects and to ratify and confirm the portions of the Agreement that are not being amended by this Fourth Amendment; and

WHEREAS, Secured Party desires to signify its consent to the extension of the Drawdown Period from the date of this Fourth Amendment through and including August 7, 2007, for a Committed Amount of $630,405.69.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth below and intending to be legally bound, the parties hereby agree as follows:

(1) Amendment to Master Security Agreement. The following amendments to the Agreement shall be made:

(a) Section l(a) “Equipment Loan Advances” is hereby deleted in its entirety and replaced with the following:

“(a) Equipment Loan Advances. Subject to the terms and conditions set forth in this Agreement, Secured Party agrees to make advances for the purchase of Eligible Equipment (defined below) (each an “Equipment Loan Advance” and collectively “Equipment Loan Advances”) to Debtor from time to time on any business day during the period from August 7, 2006 up to and including, August 7, 2007 (the “Drawdown Period”); provided, however, that at no time shall the aggregate amount of all Equipment Loan Advances exceed the lesser of (i) one hundred percent (100%) of the documented cost of the Eligible Equipment and (ii) Six Hundred Thirty Thousand Four Hundred Five Dollars and 69/100 ($630,405.69) (the “Committed Amount”), inclusive of amounts currently outstanding under previous advances. “Eligible Equipment” for the purposes of this Agreement may include new lab and test equipment. Notwithstanding anything to the contrary contained in this Agreement, (i) any and all Equipment Loan Advances must be made within ninety (90) days of Debtor’s purchase of Eligible Equipment, (ii) each Equipment Loan Advance must be equal to or greater than $50,000 and (iii) the Equipment Loan Advances are limited to five (5) in total. Any amounts repaid with respect to any Equipment Loan Advance may not be reborrowed.

(b) Section 5(b) is hereby deleted in its entirety and replaced with the following:

“(b) Debtor will deliver to Secured Party Debtor’s complete audited financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. In addition, Debtor will deliver to Secured Party Debtor’s quarterly management prepared financial statements within thirty (30) days after the end of each fiscal quarter.”

(2) Ratification of Original Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

(3) Material Adverse Change. Secured Party’s obligation to enter into this Fourth Amendment shall terminate if, in Secured Party’s sole discretion, there has been a material adverse change in the general affairs, management, results, operations, condition (financial or otherwise) of Debtor, whether or not arising from transactions in the ordinary course of business, or if there has been any material adverse deviation by Debtor from the business plan of Debtor presented to and accepted by Secured Party prior to the execution of this Fourth Amendment.

(4) Miscellaneous

(a) Successors and Assigns. This Fourth Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

(b) Severability. If any provision of this Fourth Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(c) Modifications in Writing. Amendments or modifications of any provision of this Fourth Amendment (including this paragraph) or any documents delivered in connection herewith shall in no event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought.

(d) Execution and Counterparts. This Fourth Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document.

(e) Captions. The captions and headings in this Fourth Amendment are for convenience only and do not define, limit or describe the intent of any provisions hereof.

(f) Definitions. Capitalized terms used herein, but not otherwise defined herein shall have the meanings given to them in the Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Master Security Agreement by signature of their respective authorized representative set forth below.

Webster Bank, National Association		Achillion Pharmaceuticals, Inc.

By:	/s/ JOHN E. ROSSI	By:	/s/ MARY KAY FENTON
Name:	John E. Rossi	Name:	Mary Kay Fenton
Title:	Senior Vice President	Title:	Vice President, Finance and CFO